Self-Funded Health Insurance	12 Months Ended
Jun. 30, 2024
Self-Funded Health Insurance
Self-Funded Health Insurance

Note 14 - Self-Funded Health Insurance

The Company has established an employee medical benefit plan to self-insure claims up to $30,000 per plan year for each individual and with a stop-loss per plan year for participants in the aggregate of approximately $1,000,000. The Company and its covered employees contribute to the fund to pay the claims and stop-loss premiums. Medical benefit plan costs are expensed as incurred. Health insurance expense recorded for the years ended June 30, 2024 and 2023 was $512,595 and $599,119, respectively. The liability recognized for claims incurred but not yet paid was $83,557 and $56,596 as of June 30, 2024 and 2023, respectively. Management believes the recorded liability for health care costs is sufficient to cover estimated claims, including claims incurred but not yet reported.